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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 30, 2006


                                 Belden CDT Inc.
                            -----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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
              Delaware                              001-12561                             36-3601505
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   (State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification No.)
           incorporation)
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                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
          -------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
                            -----------------------
              (Registrant's telephone number, including area code)



                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS




Item 2.05 Costs Associated with Exit or Disposal Activities.
Item 2.06 Material Impairments.
SIGNATURES



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         ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         Belden CDT Inc. (the "Company") expects to incur severance charges of approximately $10-$12 million in connection with (1) ceasing its production operations in Pointe-Claire, Quebec and Wheeling, Illinois, and (2) reducing production overhead and selling and administrative costs worldwide through position eliminations.

         ITEM 2.06 MATERIAL IMPAIRMENTS.

         The Company also expects to recognize a non-cash impairment charge of approximately $3-$5 million for the Pointe-Claire, Quebec and Wheeling, Illinois manufacturing facilities.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BELDEN CDT INC.


Date: December 6, 2006                            By: /s/Kevin L. Bloomfield
                                                      ----------------------
                                                        Kevin L. Bloomfield


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